UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2023

SPRINGWATER SPECIAL SITUATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40757	85-3501488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

405 Lexington Avenue, 44th Floor

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	SWSSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SWSS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	SWSSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2023, Springwater Special Situations Corp. (the “Company”) received a written notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s continued listing standards because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Quarterly Report”).

Under Nasdaq rules, the Company now has 60 calendar days (or until July 24, 2023) to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the Quarterly Report’s original due date, which 180 day period would end on November 20, 2023, to regain compliance. The Company can regain compliance with Nasdaq’s continued listing standards at any time before such dates by filing the Quarterly Report with the SEC and any other subsequent reports that are required to be filed during the cure period.

This notification has no immediate effect on the listing of the Company’s securities on Nasdaq. There can be no assurance, however, that the Company will be able to regain compliance with the listing standards discussed above.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press release.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2023	SPRINGWATER SPECIAL SITUATIONS CORP.

	By:	/s/ Martin Gruschka
Martin Gruschka
Chief Executive Officer

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